Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2016	December 31, 2015
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$39,863,803	$36,421,839
Held for investment, at amortized cost	76,722	76,622
Equity securities, available for sale, at fair value	7,813	7,828
Mortgage loans on real estate	2,451,375	2,435,257
Derivative instruments	576,262	337,256
Other investments	292,776	291,530
Total investments	43,268,751	39,570,332

Cash and cash equivalents	1,547,041	397,749
Coinsurance deposits	4,120,911	3,187,470
Accrued investment income	377,393	362,104
Deferred policy acquisition costs	2,417,192	2,905,136
Deferred sales inducements	1,843,672	2,232,148
Deferred income taxes	—	232,683
Income taxes recoverable	35,677	29,599
Other assets	110,691	112,171
Total assets	$53,721,328	$49,029,392

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$49,432,481	$45,495,431
Other policy funds and contract claims	304,827	324,850
Notes payable	393,739	393,227
Subordinated debentures	241,650	241,452
Deferred income taxes	99,194	—
Other liabilities	636,047	629,897
Total liabilities	51,107,938	47,084,857

Stockholders' equity:
Common stock	82,279	81,354
Additional paid-in capital	636,861	630,367
Accumulated other comprehensive income	893,232	201,663
Retained earnings	1,001,018	1,031,151
Total stockholders' equity	2,613,390	1,944,535
Total liabilities and stockholders' equity	$53,721,328	$49,029,392

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:
Premiums and other considerations	$11,458	$10,037	$18,803	$17,034
Annuity product charges	41,124	32,409	77,629	61,091
Net investment income	459,830	418,176	910,656	817,845
Change in fair value of derivatives	39,099	(23,024)	(34,966)	(54,124)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	2,737	4,324	5,424	9,203
OTTI losses on investments:
Total OTTI losses	(762)	—	(6,780)	(132)
Portion of OTTI losses recognized in (from) other comprehensive income	(3,684)	(828)	(3,360)	(828)
Net OTTI losses recognized in operations	(4,446)	(828)	(10,140)	(960)
Total revenues	549,802	441,094	967,406	850,089

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	13,393	12,450	22,502	21,670
Interest sensitive and index product benefits	111,121	306,141	208,792	588,966
Amortization of deferred sales inducements	30,672	75,518	58,151	86,471
Change in fair value of embedded derivatives	284,303	(219,601)	550,160	(168,388)
Interest expense on notes payable	6,882	7,354	13,762	14,693
Interest expense on subordinated debentures	3,206	3,047	6,374	6,063
Amortization of deferred policy acquisition costs	50,665	104,700	100,378	118,986
Other operating costs and expenses	26,823	24,868	53,653	45,990
Total benefits and expenses	527,065	314,477	1,013,772	714,451
Income (loss) before income taxes	22,737	126,617	(46,366)	135,638
Income tax expense (benefit)	8,029	43,772	(16,233)	46,890
Net income (loss)	$14,708	$82,845	$(30,133)	$88,748

Earnings (loss) per common share	$0.18	$1.07	$(0.37)	$1.15
Earnings (loss) per common share - assuming dilution	$0.18	$1.05	$(0.37)	$1.12

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	82,517	77,237	82,323	77,140
Earnings (loss) per common share - assuming dilution	83,184	79,227	83,073	79,173

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,398	$2,634	$2,891	$2,664	$2,659
Life contingent immediate annuity considerations	9,060	4,711	7,788	5,671	7,378
Surrender charges	11,997	14,565	10,543	13,104	11,413
Lifetime income benefit rider fees	29,127	21,940	26,559	24,871	20,996
Net investment income	459,830	450,826	438,262	436,085	418,176
Change in fair value of derivatives	39,099	(74,065)	69,338	(351,360)	(23,024)
Net realized gains (losses) on investments, excluding OTTI	2,737	2,687	(151)	1,159	4,324
Net OTTI losses recognized in operations	(4,446)	(5,694)	(13,347)	(5,229)	(828)
Total revenues	549,802	417,604	541,883	126,965	441,094

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,177	1,545	2,044	1,730	1,971
Life contingent immediate annuity benefits and change in future policy benefits	11,216	7,564	10,785	9,229	10,479
Interest sensitive and index product benefits (b)(c)	111,121	97,671	165,622	213,465	306,141
Amortization of deferred sales inducements (a)(d)	30,672	27,479	57,112	65,807	75,518
Change in fair value of embedded derivatives	284,303	265,857	118,414	(414,724)	(219,601)
Interest expense on notes payable	6,882	6,880	6,873	7,283	7,354
Interest expense on subordinated debentures	3,206	3,168	3,101	3,075	3,047
Amortization of deferred policy acquisition costs (a)(d)	50,665	49,713	99,243	67,885	104,700
Other operating costs and expenses	26,823	26,830	25,731	24,497	24,868
Total benefits and expenses	527,065	486,707	488,925	(21,753)	314,477
Income (loss) before income taxes	22,737	(69,103)	52,958	148,718	126,617
Income tax expense (benefit)	8,029	(24,262)	19,182	51,412	43,772
Net income (loss) (a)(b)(c)(d)	$14,708	$(44,841)	$33,776	$97,306	$82,845

Earnings (loss) per common share	$0.18	$(0.55)	$0.41	$1.22	$1.07
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$0.18	$(0.55)	$0.40	$1.19	$1.05

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	82,517	82,129	81,733	79,676	77,237
Earnings (loss) per common share - assuming dilution	83,184	82,961	83,851	81,559	79,227

(a)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $26.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $28.4 million and $0.35 per share, respectively.

(b)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share-assuming dilution by $0.7 million and $0.01 per share, respectively.

(c)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased net income and earnings per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

(d)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $5.6 million and $11.0 million, respectively, and increased net income and earnings per common share- assuming dilution by $10.7 million and $0.13 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at operating income eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands, except per share data)
Net income (loss)	$14,708	$82,845	$(30,133)	$88,748
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	605	(2,556)	1,760	(5,377)
Change in fair value of derivatives and embedded derivatives - index annuities	53,129	(44,403)	150,678	22,133
Change in fair value of derivatives and embedded derivatives - debt	768	(1,670)	3,532	171
Income taxes	(19,108)	16,729	(54,737)	(5,912)
Operating income (a non-GAAP financial measure)	$50,102	$50,945	$71,100	$99,763

Per common share - assuming dilution:
Net income (loss)	$0.18	$1.05	$(0.37)	$1.12
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	—	—	0.01	—
Net realized investment (gains) losses, including OTTI	—	(0.04)	0.02	(0.07)
Change in fair value of derivatives and embedded derivatives - index annuities	0.64	(0.56)	1.81	0.28
Change in fair value of derivatives and embedded derivatives - debt	0.01	(0.02)	0.04	—
Income taxes	(0.23)	0.21	(0.65)	(0.07)
Operating income (a non-GAAP financial measure)	$0.60	$0.64	$0.86	$1.26

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$1,709	$(3,496)	$4,716	$(8,243)
Amortization of DAC and DSI	(1,104)	940	(2,956)	2,866
Income taxes	(215)	907	(625)	1,909
	$390	$(1,649)	$1,135	$(3,468)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$112,740	$(97,362)	$316,324	$66,286
Interest rate caps and swap	768	(1,670)	3,532	171
Amortization of DAC and DSI	(59,611)	52,959	(165,646)	(44,153)
Income taxes	(18,893)	15,822	(54,112)	(7,821)
	$35,004	$(30,251)	$100,098	$14,483

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
	(Dollars in thousands, except per share data)
Net income (loss)	$14,708	$(44,841)	$33,776	$97,306	$82,845
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	605	1,155	8,572	2,542	(2,556)
Change in fair value of derivatives and embedded derivatives - index annuities	53,129	97,549	17,221	(83,409)	(44,403)
Change in fair value of derivatives and embedded derivatives - debt	768	2,764	(1,449)	2,574	(1,670)
Income taxes	(19,108)	(35,629)	(7,979)	26,903	16,729
Operating income (a non-GAAP financial measure) (b)(c)(d)(e)	$50,102	$20,998	$50,141	$45,916	$50,945

Per common share - assuming dilution:
Net income (loss)	$0.18	$(0.55)	$0.40	$1.19	$1.05
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	—	0.01	—	—	—
Net realized investment (gains) losses, including OTTI	—	0.01	0.10	0.03	(0.04)
Change in fair value of derivatives and embedded derivatives - index annuities	0.64	1.18	0.21	(1.02)	(0.56)
Change in fair value of derivatives and embedded derivatives - debt	0.01	0.03	(0.02)	0.03	(0.02)
Income taxes	(0.23)	(0.43)	(0.09)	0.33	0.21
Operating income (a non-GAAP financial measure) (b)(c)(d)(e)	$0.60	$0.25	$0.60	$0.56	$0.64

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $26.3 million, respectively, and decreased operating income and operating income per common share- assuming dilution by $28.6 million and $0.35 per share, respectively.

(c)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share-assuming dilution by $0.5 million and $0.01 per share, respectively.

(d)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $0.5 million and $4.3 million, respectively, and increased operating income and operating income per common share- assuming dilution by $3.1 million and $0.04 per share, respectively.

(e)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased operating income and operating income per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
	(Dollars in thousands)
Net realized (gains) losses on investments	$(2,737)	$(2,687)	$151	$(1,159)	$(4,324)
Net OTTI losses recognized in operations	4,446	5,694	13,347	5,229	828
Change in fair value of derivatives	(170,795)	(59,509)	(132,818)	322,406	116,627
Decrease (increase) in total revenues	(169,086)	(56,502)	(119,320)	326,476	113,131

Amortization of deferred sales inducements	28,027	48,002	(3,075)	(12,644)	(23,306)
Change in fair value of embedded derivatives	(284,303)	(265,857)	(118,414)	413,583	215,659
Amortization of deferred policy acquisition costs	32,688	59,885	(22,175)	3,830	(30,593)
Increase (decrease) in total benefits and expenses	(223,588)	(157,970)	(143,664)	404,769	161,760
Increase (decrease) in income (loss) before income taxes	54,502	101,468	24,344	(78,293)	(48,629)
Increase (decrease) in income tax expense	19,108	35,629	7,979	(26,903)	(16,729)
Increase (decrease) in net income (loss)	$35,394	$65,839	$16,365	$(51,390)	$(31,900)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Capitalization/Book Value per Share

	June 30, 2016	December 31, 2015

Capitalization:
Notes payable	$400,000	$400,000
Subordinated debentures payable to subsidiary trusts	246,559	246,450
Total debt	646,559	646,450
Total stockholders’ equity	2,613,390	1,944,535
Total capitalization	3,259,949	2,590,985
Accumulated other comprehensive income (AOCI)	(893,232)	(201,663)
Total capitalization excluding AOCI (a)	$2,366,717	$2,389,322

Total stockholders’ equity	$2,613,390	$1,944,535
Accumulated other comprehensive income	(893,232)	(201,663)
Total stockholders’ equity excluding AOCI (a)	$1,720,158	$1,742,872

Common shares outstanding (b)	82,293,829	81,584,091

Book Value per Share: (c)
Book value per share including AOCI	$31.76	$23.83
Book value per share excluding AOCI (a)	$20.90	$21.36

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	16.9%	16.7%
Adjusted debt / Total capitalization	16.9%	16.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2016 - 15,058 shares; 2015 - 230,012 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Average yield on invested assets	4.54%	4.78%	4.56%	4.76%
Aggregate cost of money	1.92%	1.94%	1.92%	1.96%
Aggregate investment spread	2.62%	2.84%	2.64%	2.80%

Impact of:
Investment yield - additional prepayment income	0.04%	0.07%	0.06%	0.04%
Cost of money effect of over hedging	—%	0.07%	—%	0.06%

Weighted average investments (in thousands)	$40,600,182	$35,043,846	$40,032,851	$34,428,106
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$8,900	$216,902	$15,431	$414,505
Interest credited	66,265	62,379	128,967	125,427
Included in change in fair value of derivatives:
Proceeds received at option expiration	(9,308)	(222,864)	(16,050)	(425,446)
Pro rata amortization of option cost	140,477	124,709	280,243	243,510
Cost of money for deferred annuities	$206,334	$181,126	$408,591	$357,996

Weighted average liability balance outstanding (in thousands)	$43,080,446	$37,294,188	$42,482,613	$36,605,612
Annuity Account Balance Rollforward

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Account balances at beginning of period	$42,519,915	$36,471,034	$41,249,647	$35,363,041
Net deposits	1,497,701	1,719,093	3,126,454	2,921,891
Premium bonuses	88,533	125,600	196,207	219,190
Fixed interest credited and index credits	75,165	279,281	144,398	539,932
Surrender charges	(11,997)	(11,413)	(26,562)	(22,967)
Lifetime income benefit rider fees	(29,127)	(20,996)	(51,067)	(38,124)
Surrenders, withdrawals, deaths, etc.	(499,212)	(445,256)	(998,099)	(865,620)
Account balances at end of period	$43,640,978	$38,117,343	$43,640,978	$38,117,343

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2016	2015	2016	2015	2015
	(Dollars in thousands)
Fixed index annuities	$1,525,546	$1,757,193	$3,213,548	$2,984,433	$6,791,689
Annual reset fixed rate annuities	15,866	13,137	32,571	24,187	45,182
Multi-year fixed rate annuities	550,558	17,715	935,590	87,217	214,356
Single premium immediate annuities	8,313	9,632	13,627	18,164	32,752
Total before coinsurance ceded	2,100,283	1,797,677	4,195,336	3,114,001	7,083,979
Coinsurance ceded	594,269	68,952	1,055,255	173,946	471,822
Net after coinsurance ceded	$1,506,014	$1,728,725	$3,140,081	$2,940,055	$6,612,157
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2016:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.8	9.2	14.4%	$41,577,829	95.3%
Annual Reset Fixed Rate Annuities	10.9	3.6	7.6%	1,413,302	3.2%
Multi-Year Fixed Rate Annuities	6.5	2.7	5.5%	649,847	1.5%
Total	13.6	8.9	14.1%	$43,640,978	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$763,539	$1,491,299
0.0% < 2.0%	15,564	668,235
2.0% < 3.0%	55,011	60,759
3.0% < 4.0%	23,526	533,157
4.0% < 5.0%	69,566	87,386
5.0% < 6.0%	90,792	453,594
6.0% < 7.0%	56,279	403,825
7.0% < 8.0%	72,296	455,659
8.0% < 9.0%	69,583	1,014,355
9.0% < 10.0%	288,429	1,692,773
10.0% or greater	558,564	34,716,787
	$2,063,149	$41,577,829

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,254,838	0.00%
2016	396,858	1.68%
2017	800,787	2.36%
2018	735,123	4.76%
2019	547,746	6.23%
2020	908,523	8.14%
2021	1,352,413	9.53%
2022	2,010,431	11.28%
2023	4,847,615	13.12%
2024	5,389,621	14.26%
2025	5,911,890	14.51%
2026	3,970,687	15.56%
2027	2,746,391	17.76%
2028	2,443,355	18.35%
2029	3,042,568	18.76%
2030	2,403,846	19.20%
2031	2,840,626	19.76%
2032	1,023,160	19.99%
2033	14,500	20.00%
	$43,640,978	14.07%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$933,858	$1,178,055
› 0.0% - 0.25%	167,658	54,416
› 0.25% - 0.5%	375,438	134,007
› 0.5% - 1.0%	27,867	751,266
› 1.0% - 1.5%	1,369	1,728
› 1.5% - 2.0%	73	—
› 2.0% - 2.5%	321,105	—
1.00% ultimate guarantee - 2.75% wtd avg interest rate (a)	136,152	98,877
1.50% ultimate guarantee - 1.34% wtd avg interest rate (a)	98,295	4,570,487
2.00% ultimate guarantee - 2.24% wtd avg interest rate (a)	1,334	—
2.25% ultimate guarantee - 2.3% wtd avg interest rate (a)	—	1,272,391
3.00% ultimate guarantee - 2.51% wtd avg interest rate (a)	—	2,486,553
Allocated to index strategies (see tables that follow)	—	31,030,049
	$2,063,149	$41,577,829

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2016 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.36%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,677	$45,773	$1,678,610	$49,023	$229,564
1.75% - 3%	4,144,123	—	—	—	—
3% - 4%	2,659,836	58,935	—	—	—
4% - 5%	166,504	167,351	3,757,921	—	—
5% - 6%	330,868	123,226	1,928,791	—	—
6% - 7%	—	—	19	—	—
>= 7%	—	16,378	791	67,172	15,253

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$434	$439,864	$137,912	$161,339
< 20%	374,727	—	—	—
20% - 40%	749,928	204,375	—	—
40% - 60%	484,725	127,593	94,593	68
>= 60%	4,812	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$15,967
1.20% - 1.40%	3,556,534
1.45% - 1.70%	2,897,692
1.80% - 2.00%	2,960,461
>= 2.10%	1,006,720

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	141,284
2.25% - 2.75%	1,217,464
3.00% - 3.50%	833,504

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.59% based upon prices of options for the week ended July 26, 2016.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Summary of Invested Assets

	June 30, 2016		December 31, 2015
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$449,439	1.0%	$471,256	1.3%
United States Government sponsored agencies	1,380,266	3.2%	1,398,611	3.5%
United States municipalities, states and territories	3,975,544	9.2%	3,755,367	9.5%
Foreign government obligations	253,990	0.6%	212,565	0.5%
Corporate securities	26,459,838	61.2%	23,879,016	60.3%
Residential mortgage backed securities	1,392,441	3.2%	1,462,072	3.7%
Commercial mortgage backed securities	4,735,210	10.9%	4,174,396	10.5%
Other asset backed securities	1,293,797	3.0%	1,145,178	2.9%
Total fixed maturity securities	39,940,525	92.3%	36,498,461	92.2%
Equity securities	7,813	—%	7,828	—%
Mortgage loans on real estate	2,451,375	5.7%	2,435,257	6.2%
Derivative instruments	576,262	1.3%	337,256	0.9%
Other investments	292,776	0.7%	291,530	0.7%
	$43,268,751	100.0%	$39,570,332	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2016

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$25,965,937	65.0%	Aaa/Aa/A	$25,522,259	63.9%
2	12,860,194	32.2%	Baa	12,943,431	32.4%
3	980,322	2.5%	Ba	819,379	2.1%
4	107,753	0.3%	B	133,805	0.3%
5	12,180	—%	Caa	74,266	0.2%
6	14,139	—%	Ca and lower	447,385	1.1%
	$39,940,525	100.0%		$39,940,525	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Watch List Securities - June 30, 2016

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Investment grade
Corporate securities:
Financials	$20,000	$(2,568)	$17,432	58
Other asset backed securities:
Financials	2,218	(665)	1,553	63
	$22,218	$(3,233)	$18,985
Below investment grade
Corporate securities:
Energy	$45,045	$(12,718)	$32,327	22 - 38
Materials	32,749	(9,123)	23,626	12 - 41
Industrials	4,981	(2,981)	2,000	20
Telecommunications	2,171	(1,241)	930	24
Other asset backed securities:
Financials	4,854	(3,176)	1,678	37
	$89,800	$(29,239)	$60,561
	$112,018	$(32,472)	$79,546

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Fixed Maturity Securities by Sector

	June 30, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,765,648	$1,829,705	$1,856,786	$1,869,867
United States municipalities, states and territories	3,459,913	3,975,544	3,422,667	3,755,367
Foreign government obligations	234,382	253,990	210,953	212,565
Corporate securities:
Consumer discretionary	2,076,303	2,239,959	1,983,595	2,012,874
Consumer staples	1,674,020	1,855,156	1,612,382	1,649,408
Energy	2,656,241	2,686,344	2,622,284	2,410,184
Financials	5,153,544	5,594,745	4,955,851	5,134,209
Health care	1,962,804	2,183,316	1,944,109	2,007,107
Industrials	3,410,412	3,706,054	3,236,836	3,295,598
Information technology	1,767,440	1,883,632	1,689,259	1,694,466
Materials	1,769,928	1,844,134	1,732,123	1,624,073
Telecommunications	569,091	610,818	543,689	547,424
Utilities	3,353,715	3,778,951	3,277,402	3,427,041
Residential mortgage backed securities:
Government agency	675,374	769,764	687,515	741,431
Prime	395,636	414,475	474,756	493,096
Alt-A	186,624	208,202	204,714	227,545
Commercial mortgage backed securities:
Government agency	423,594	461,360	359,273	370,966
Other	4,176,937	4,273,850	3,878,992	3,803,430
Other asset backed securities:
Consumer discretionary	67,777	67,456	62,852	61,759
Energy	8,072	8,141	8,143	9,097
Financials	960,620	970,457	816,906	821,343
Industrials	216,986	228,024	223,414	231,678
Telecommunications	12,696	13,581	13,789	14,575
Utilities	4,971	6,138	5,420	6,726
Redeemable preferred stock - financials	—	7	—	10
	$36,982,728	$39,863,803	$35,823,710	$36,421,839
Held for investment:
Corporate security - financials	$76,722	$68,542	$76,622	$65,377

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Fixed Maturity Securities by Sector
Energy and Metals & Mining
In the table on the previous page, oil and metals and mining exposure is reflected within the foreign government, energy, material, utilities, and industrial sectors. Our privately placed available for sale fixed maturity securities at June 30, 2016 total $176.0 million fair value ($183.7 million amortized cost) in Energy and $41.7 million fair value ($45.6 million amortized cost) in Metals & Mining and are not included in the following tables.

	June 30, 2016
Sector and Subsector	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Average Credit Rating
	(Dollars in thousands)
Energy
Independent	$499,692	$494,424	$(5,268)	Baa
Integrated	491,459	521,976	30,517	A
Oil field services	405,207	380,973	(24,234)	Baa
Refining	104,622	108,976	4,354	Baa
Midstream	760,507	768,248	7,741	Baa
Government owned no guarantee	284,207	305,970	21,763	A
Metals & Mining	562,055	554,527	(7,528)	Baa
Total Energy and Metals & Mining	$3,107,749	$3,135,094	$27,345	Baa

	Amortized Cost at June 30, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	228,196	—	—	—	19,912	—	248,108
A	89,477	78,798	135,821	12,104	90,864	214,437	76,592	698,093
Baa	363,984	149,246	176,218	92,518	635,624	25,262	287,890	1,730,742
Ba	32,189	35,219	64,104	—	34,019	—	129,879	295,410
B	14,042	—	29,064	—	—	24,596	54,134	121,836
Below B	—	—	—	—	—	—	13,560	13,560
	$499,692	$491,459	$405,207	$104,622	$760,507	$284,207	$562,055	$3,107,749

	Fair Value at June 30, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	250,929	—	—	—	22,120	—	273,049
A	95,615	82,530	149,461	12,631	98,202	238,764	82,365	759,568
Baa	357,636	155,938	161,209	96,345	640,424	25,945	292,484	1,729,981
Ba	28,678	32,579	50,616	—	29,622	—	125,285	266,780
B	12,495	—	19,687	—	—	19,141	40,174	91,497
Below B	—	—	—	—	—	—	14,219	14,219
	$494,424	$521,976	$380,973	$108,976	$768,248	$305,970	$554,527	$3,135,094

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Mortgage Loans on Commercial Real Estate

	June 30, 2016		December 31, 2015
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$672,512	27.3%	$698,113	28.5%
Middle Atlantic	160,283	6.5%	160,261	6.6%
Mountain	234,568	9.5%	252,442	10.3%
New England	12,944	0.6%	13,161	0.5%
Pacific	385,306	15.6%	355,268	14.5%
South Atlantic	472,253	19.2%	456,227	18.6%
West North Central	325,402	13.2%	313,120	12.8%
West South Central	200,144	8.1%	201,317	8.2%
	$2,463,412	100.0%	$2,449,909	100.0%

Property type distribution
Office	$341,209	13.9%	$396,154	16.2%
Medical office	72,087	2.9%	77,438	3.2%
Retail	815,013	33.1%	790,158	32.2%
Industrial/Warehouse	690,503	28.0%	686,400	28.0%
Hotel	3,255	0.1%	3,361	0.1%
Apartment	372,459	15.1%	352,971	14.4%
Mixed use/other	168,886	6.9%	143,427	5.9%
	$2,463,412	100.0%	$2,449,909	100.0%

	June 30, 2016	December 31, 2015
Credit Exposure - By Payment Activity
Performing	$2,453,915	$2,438,341
In workout	1,648	11,568
Delinquent	—	—
Collateral dependent	7,849	—
	2,463,412	2,449,909
Specific loan loss allowance	(4,552)	(7,842)
General loan loss allowance	(6,300)	(6,300)
Deferred prepayment fees	(1,185)	(510)
	$2,451,375	$2,435,257

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3673, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2016

Research Analyst Coverage
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(404) 926-5072
mark_hughes@rhco.com